UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

MV PORTFOLIOS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-54706	83-0483725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10752 Deerwood Park Blvd.
S. Waterview II, Suite 100
Jacksonville, FL 32256

(904) 586-8673

Copy to:
            Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference, LLP
61 Broadway, Suite 3200
New York, NY  10006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 14, 2014, MV Portfolios, Inc. (the “Company”) made available a new investor presentation in the form attached hereto as Exhibit 99.1, which is incorporated herein by reference, and also made available its business plan in the form attached hereto as Exhibit 99.2, which is incorporated herein by reference.

The information in this Current Report, including the materials attached hereto as Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
99.1	Investor Presentation of MV Portfolios, Inc.
99.2	MV Portfolios, Inc. Business Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 14, 2014
MV PORTFOLIOS, INC.

By:	/s/ Shea Ralph
Name: Shea Ralph
Title: Chief Financial Officer